Equity-accounted investees	6 Months Ended
Jun. 30, 2019
Interests in Other Entities [Abstract]
Equity-accounted investees
Equity-accounted investees

(in thousands of USD)	June 30, 2019	December 31, 2018

Assets
Interest in joint ventures	40,457	43,182
Interest in associates	—	—
TOTAL ASSETS	40,457	43,182

Joint Ventures
The following table contains a roll forward of the balance sheet amounts with respect to the Group’s joint ventures:

	ASSET		LIABILITY
(in thousands of USD)	Investments in equity accounted investees	Shareholders loans	Investments in equity accounted investees	Shareholders loans
Gross balance	27,565	162,763	—	—
Offset investment with shareholders loan	3,030	(3,030)	—	—
Balance at January 1, 2018	30,595	159,733	—	—

Group's share of profit (loss) for the period	16,076	—	—	—
Group's share of other comprehensive income	(459)	—	—	—
Movement shareholders loans to joint ventures	—	(134,097)	—	—

Gross balance	43,182	28,666	—	—
Offset investment with shareholders loan	—	—	—	—
Balance at December 31, 2018	43,182	28,666	—	—

Group's share of profit (loss) for the period	7,660	—	—	—
Group's share of other comprehensive income	(1,034)	—	—	—
Dividends received from joint ventures	(9,350)	—	—	—
Movement shareholders loans to joint ventures	—	(2,450)	—	—

Gross balance	40,457	26,216	—	—
Offset investment with shareholders loan	—	—	—	—
Balance at June 30, 2019	40,457	26,216	—	—

The decrease in the balance of shareholders’ loans to joint ventures in 2018 is primarily due to the USD 220.0 million senior secured credit facility which TI Asia Ltd. and TI Africa Ltd. entered into March 29, 2018. The shareholders loans were partially repaid by using a part of this new borrowing. In this context, the Company provided a guarantee for the revolving tranche of the above credit facility.